Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of February 9, 2016 is by and among KAPSTONE KRAFT PAPER CORPORATION, a Delaware corporation (the “Borrower”), KAPSTONE PAPER AND PACKAGING CORPORATION, a Delaware corporation (the “Parent”), certain subsidiaries of the Parent identified on the signature pages hereto as Guarantors, the Lenders and Voting Participants identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the other Guarantors party thereto, the Lenders party thereto, and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of June 1, 2015 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders and Voting Participants agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders and Voting Participants are willing to agree to certain amendments to the Credit Agreement subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.                                      Amendments.  Subject to the other terms and conditions of this Agreement (including the conditions precedent set forth in Section 3 hereof), the Credit Agreement is hereby amended as follows:

(a)                                 The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Cowpens Power Plant Transaction” means a contractual arrangement between one or more Loan Parties and a third party whereby (a) one or more Loan Parties shall lease, license or otherwise provide occupancy rights for certain parcels of its/their land located in Cowpens, South Carolina to such third party for the purposes of constructing an electric power plant, and (b) such third party shall provide steam and/or heated water for a Loan Party’s mill located in Cowpens, South Carolina.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“First Amendment Effective Date” means February 9, 2016.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)                                 The table in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

Applicable Rate

		Revolving Credit Facility and Term Loan A-1				Term Loan A-2
Pricing Level	Total Leverage Ratio	Base Rate Loans	Eurodollar Rate Loans	Unused Fee	Letter of Credit Fee	Base Rate Loans	Eurodollar Rate Loans
I	> 4.00x	1.00%	2.00%	0.325%	2.00%	1.125%	2.125%
II	> 3.00 but < 4.00x	0.75%	1.75%	0.30%	1.75%	0.875%	1.875%
III	> 2.50x but < 3.00x	0.50%	1.50%	0.275%	1.50%	0.625%	1.625%
IV	>2.00x but < 2.50x	0.25%	1.25%	0.25%	1.25%	0.375%	1.375%
V	> 1.50x but < 2.00x	0.125%	1.125%	0.225%	1.125%	0.25%	1.25%
VI	<1.50x	0%	1.00%	0.20%	1.00%	0.125%	1.125%

(c)                                  In the definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement:

(i)  the word “or” immediately following subclause (ii) of clause (d) of the first sentence thereof is hereby replaced with “,”; and

(ii) the following subclause (iii) is hereby added immediately following subclause (ii) of clause (d) thereof:

or (iii) become the subject of a Bail-in Action.

(d)                                 In the definition of “EBITDA” in Section 1.01 of the Credit Agreement:

(i) Clause (h) is hereby amended to (A) replace the phrase “up to $8,000,000 for the term of this Agreement” with “(i) up to $8,000,000 for the period from the Closing Date through December 31, 2015 and (ii) up to $8,000,000 for the period from January 1, 2016 through the termination of this Agreement”, (B) insert immediately after the phrase “one such outage” the following phrase: “for each of the foregoing clauses (i) and (ii)” and (C) add the following proviso at the end of such clause: “provided that, no more than $8,000,000 may be added back pursuant to this clause (h) for any four (4) Fiscal Quarter period.”

(ii) Clause (k) is hereby amended to (A) delete the word “mill” therefrom and (B) replace the reference to “$10,000,000” with a reference to “$15,000,000.”

(iii) the word “and” immediately before clause (l) is hereby replaced with “,” and the following clauses (m) and (n) are hereby added immediately following clause (l):

(m) costs incurred prior to December 31, 2015 associated with the strike at the mill owned by Longview Fibre Paper and Packaging, Inc., in an aggregate amount not to exceed $15,227,000 and (n) signing bonuses paid to employees at the Longview Fibre Paper and Packaging, Inc. mill and the KapStone Charleston Kraft LLC mill located in North Charleston, South Carolina prior to December 31, 2016, in an aggregate amount to be consented to by the Administrative Agent in writing.

(e)                                  In the definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement, clause (iii) is hereby amended and restated in its entirety to read as follows:

(iii) After giving effect to such Proposed Acquisition on a Pro Forma Basis, (x) the Total Leverage Ratio shall be less than 4.0 to 1.00 on a Pro Forma Basis, and (y) the Borrower shall be in compliance on a Pro Forma Basis with the financial covenant set forth in Section 7.14(b), in each case, recomputed for the most recent Fiscal Quarter for which financial statements have been delivered;

(f)                                   The definition of “Specified Representations” in Section 1.01 of the Credit Agreement is amended to add a reference to “5.27” immediately following the reference to “5.26.”

(g)                                  In the definition of “Total Debt” in Section 1.01 of the Credit Agreement, clause (a) is hereby amended and restated to read as follows:

(a) contingent obligations in respect of Contingent Liabilities (except to the extent constituting Contingent Liabilities in respect of obligations of a Person other than the Parent, the Borrower or any Subsidiary or in respect of Letters of Credit (in each case, other than Contingent Liabilities permitted under Section 7.01(m))),

(h)                                 Section 1.03(a) of the Credit Agreement is hereby amended to insert the following sentence at the end thereof:

Notwithstanding the foregoing or anything to the contrary set forth herein, to the extent a change in GAAP occurs which results in operating leases being treated or classified as capital leases, such change shall not be given effect under the Loan Documents (including, without limitation, in any computation of financial covenants).

(i)                                     In Section 2.02(f)(ii) of the Credit Agreement:

(i) the following proviso is added at the end of clause (C):

; provided that, with respect to any Incremental Term Loan the proceeds of which are used to fund a Permitted Acquisition substantially concurrently upon the receipt thereof, (1) the absence of any Default or Event of Default shall be tested as of the date a definitive purchase agreement with respect to such Permitted Acquisition is entered into and (2) the absence of a Default or Event of Default as of the date that such Incremental Term Loan is incurred (other than an Event of Default specified in Section 8.01(a) or 8.01(c)) shall not constitute a condition to the incurrence of such Incremental Term Loan;

(ii) the following proviso is added at the end of clause (H)(x):

; provided that, with respect to any Incremental Term Loan the proceeds of which are used to fund a Permitted Acquisition substantially concurrently upon the receipt thereof, such certification shall be made (1) with respect to all representations and warranties contained in Article V and in the other Loan Documents as of the date a definitive purchase agreement with respect to such Permitted Acquisition is entered into and (2) with respect to the Specified Representations only as of the date that such Incremental Term Loan is incurred

(iii) the following proviso is added at the end of clause (H)(y):

; provided that, with respect to any Incremental Term Loan the proceeds of which are used to fund a Permitted Acquisition substantially concurrently upon the receipt thereof, such certification shall be made (1) with respect to the absence of any Default or Event of Default as of the date a definitive purchase agreement with respect to such Permitted Acquisition is entered into and (2) with respect to the absence of a Default or Event of Default under Section 8.01(a) and 8.01(c) only as of the date that such Incremental Term Loan is incurred;

(j)                                    In Section 2.15(a)(iv) of the Credit Agreement, the following phrase is hereby inserted at the beginning of the last sentence of such Section:

Subject to Section 11.22,

(k)                                 The following new Section 5.27 is hereby inserted immediately following Section 5.26:

5.27                        EEA Financial Institution.

None of the Parent, the Borrower nor any other Guarantor is an EEA Financial Institution.

(l)                                     Section 7.01(m) of the Credit Agreement is hereby amended to insert at the end thereof the following phrase: “or the Cowpens Power Plant Transaction”.

(m)                             In Section 7.02(i) of the Credit Agreement:

(i)                                     The word “and” immediately following clause (A) is hereby replaced with “,”;

(ii)                                  The phrase “clause (v)” in clause (B) is hereby replaced with “clause (vii)”; and

(iii)                               The following new clauses (C) and (D) are hereby inserted immediately following clause (B):

, (C) Liens on the portion of any Loan Party’s Cowpens, South Carolina property which is leased, licensed or otherwise occupied by a third party in connection with the Cowpens Power Plant Transaction (including, without limitation, any access or other easement rights and any interconnection rights), provided that (i) such Liens do not materially and adversely interfere with the Borrower’s use of the existing mill located at such site and (ii) such Liens attach solely to the portion of property being leased, licensed or otherwise occupied by such third party (including, without limitation, any access or other easement rights and any interconnection rights) and (D) to the extent constituting a Lien, any lease, license or other occupancy right (including, without limitation, any access or other easement rights and any interconnection rights) permitted pursuant to clause (viii) of Section 7.05(b)

(n)                                 Section 7.04(d) of the Credit Agreement is hereby amended to read as follows:

(d)                                 the Borrower or any Subsidiary may (i) pay dividends or make other distributions to any Loan Party (including, in the case of the Borrower, distributions to Parent to permit Parent to make required payments under guarantees incurred in accordance with Section 7.18(j)) and (ii) declare and pay dividends ratably with respect to its equity interests;

(o)                                 Section 7.05(b) of the Credit Agreement is hereby amended to (i) delete the word “or” immediately following clause (vi) and (ii) add the following clause (viii) immediately following clause (vii):

or (viii) the lease of a portion of any Loan Party’s land located in Cowpens, South Carolina in connection with the Cowpens Power Plant Transaction, so long as such lease (including, without limitation, any access or other easement rights and any interconnection rights) does not materially and adversely interfere with the Borrower’s use of the existing mill located at such site.

(p)                                 Section 7.09 of the Credit Agreement is hereby amended to insert immediately after each occurrence of the phrase “Chip Mill Outsourcings” the following phrase: “or the Cowpens Power Plant Transaction”.

(q)                                 The table in Section 7.14(a) of the Credit Agreement and the proviso immediately following such table are hereby amended to read as follows:

Calendar Year	March 31	June 30	September 30	December 31
2016	4.50:1.00	4.50:1.00	4.50:1.00	4.50:1.00
2017	4.50:1.00	4.50:1.00	4.25:1.00	4.25:1.00
2018	4.00:1.00	4.00:1.00	3.75:1.00	3.75:1.00
Thereafter	3.75:1.00	3.75:1.00	3.75:1.00	3.75:1.00

; provided that, with respect to the Fiscal Quarter in which a Material Acquisition occurs, and for the three Fiscal Quarters immediately following such Material Acquisition, the Borrower shall not permit the Total Leverage Ratio to be greater than the lesser of (i) 4.50:1.00 and (ii) the ratio set forth above for such Fiscal Quarters plus 0.50.

(r)                                    Section 7.18(j) of the Credit Agreement is hereby amended to replace the reference to “guarantees of Loan Party obligations in the ordinary course of business” with a reference to “guarantees of obligations of the Borrower or any Subsidiary in accordance with Section 7.01”.

(s)                                   The following new Section 11.22 is hereby added to the Credit Agreement immediately following Section 11.21:

11.22                 Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

3.                                      Conditions Precedent to Effectiveness.  This Agreement shall become effective as of the date hereof upon the satisfaction of the following conditions:

(a)                                 Execution of Counterparts of Agreement.  Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Parent, the other Guarantors, the Administrative Agent and the Required Lenders; and

(b)                                 Fees and Expenses.  The payment by the Borrower to (i) the Administrative Agent, for the account of each Lender and Voting Participant that signs this Agreement prior to Monday, February 8 at 12 noon Eastern time, an amendment fee equal to 10 basis points on the aggregate amount of such Lender’s Term Loans and Revolving Credit Commitment as of the closing date of this Agreement and (ii) the Administrative Agent (or one of its Affiliates) of all reasonable out of pocket costs and expenses of the Administrative Agent for which invoices have been received by the Borrower at least one (1) Business Day prior to the date hereof in connection with the preparation, execution and delivery of this Agreement (including, without limitation, to the extent the Borrower has received an invoice therefor at least one (1) Business Day prior to the date hereof, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent).

4.                                      Representations and Warranties.  Each Loan Party hereby represents and warrants that (a) it is duly authorized to execute and deliver, and perform its obligations under, this Agreement; (b) the execution, delivery and performance by it of this Agreement do not and will not (i) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (ii) conflict with (A) any provision of Law, (B) the charter, by-laws or other organizational documents of any Loan Party or (C) any agreement, indenture, instrument or other document material to the business of any Loan Party, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties; (c) the representations and warranties contained in Article V of the Credit Agreement and in any other Loan Document are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) on and as of the date hereof as though made on and as of such date, except for those which expressly relate to an earlier date, in which case they are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) as of such date; and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Agreement, or will occur as a result of the transactions contemplated hereby.

5.                                      No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as modified by this Agreement.  This Agreement shall constitute a “Loan Document” under, and as defined in, the Credit Agreement.  Except as herein specifically agreed, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Agreement shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Credit Agreement and other Loan Documents in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement or other Loan Documents, or (iv) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.                                      Expenses.  The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

7.                                      Acknowledgment of Guarantors.  The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.

8.                                      Affirmation of Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement) and agrees that this Agreement shall in no manner adversely affect or impair such liens and security interests.

9.                                      Counterparts; Facsimile/Email.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Agreement by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

10.                               Governing Law.  This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York but otherwise without regard to the conflict of law principles thereof).

11.                               Entirety. This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	KAPSTONE KRAFT PAPER CORPORATION,
a Delaware corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea Tarbox
	Title:	Vice President and CFO

GUARANTORS:	KAPSTONE PAPER AND PACKAGING
CORPORATION, a Delaware corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea Tarbox
	Title:	Vice President and CFO

KAPSTONE CHARLESTON KRAFT LLC,
a Delaware limited liability company

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea Tarbox
	Title:	Vice President and CFO

KAPSTONE CONTAINER CORPORATION,
a Georgia corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea Tarbox
	Title:	Vice President and CFO

LONGVIEW FIBRE PAPER AND PACKAGING, INC.,
a Washington corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea Tarbox
	Title:	CFO

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

VICTORY PACKAGING L.P.,
a Texas limited partnership

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea Tarbox
	Title:	Vice President

VICTORY PACKAGING MAQUILLA DORA LLC,
a Texas limited liability company

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea Tarbox
	Title:	Vice President

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Maria A. McClain
	Name:	Maria A. McClain
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Brian McDonald
	Name:	Brian McDonald
	Title:	Senior Vice President

BARCLAYS BANK PLC,
as a Lender

	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

1ST FARM CREDIT SERVICES, PCA,
as a Lender

By:	/s/ Corey J. Waldinger
Name:	Corey J. Waldinger
Title:	Vice President, Capital Markets Group

AGCHOICE FARM CREDIT, ACA,
as a Lender

By:	/s/ Joshua L. Larock
Name:	Joshaua L. Larock
Title:	Vice President

AGFIRST FARM CREDIT BANK,
as a Lender

By:	/s/ Matthew H. Jeffords
Name:	Matthew H. Jeffords
Title:	Vice President

AGSTAR FINANCIAL SERVICES, PCA,
as a Lender

By:	/s/ Bob Atwood
Name:	Bob Atwood
Title:	Mgr. Agency Desk and Team Leader

AMERICAN AGCREDIT, PCA,
as a Lender

By:	/s/ Michael J. Balok
Name:	Michael J. Balok
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMERICAN SAVINGS BANK, FSB,
as a Lender

By:	/s/ Rian DuBach
Name:	Rian DuBach
Title:	First Vice President

BANKPLUS,
as a Lender

By:	/s/ Jay Bourne
Name:	Jay Bourne
Title:	FVP

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Joseph C. Mikulskis
Name:	Joseph C. Mikulskis
Title:	Senior Vice President

CITIZENS BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ M. James Barry III
Name:	M. James Barry III
Title:	Senior Vice President

COBANK, ACB,
as a Lender

By:	/s/ Hal Nelson
Name:	Hal Nelson
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK,
as a Lender

By:	/s/ Charles Randolph
Name:	Charles Randolph
Title:	Senior Vice President

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, (formerly known as COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH)
as a LENDER

By:	/s/ James Purky
Name:	James Purky
Title:	Vice President

By:	/s/ Bradley Pierce
Name:	Bradley Pierce
Title:	Executive Director

FARM CREDIT BANK OF TEXAS,
as a Lender

By:	/s/ Chris M. Levine
Name:	Chris M. Levine
Title:	Vice President

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By:	/s/ Bruce Dean
Name:	Bruce Dean
Title:	Vice President

FIFTH THIRD BANK,
as a Lender

By:	/s/ Stephen Watts
Name:	Stephen Watts
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIRST TENNESSEE BANK NATIONAL ASSOCATION,
as a Lender

By:	/s/ Nick Whitaker
Name:	Nick Whitaker
Title:	Vice President

FIRST MIDWEST BANK,
as a Lender

By:	/s/ Chris Sabino
Name:	Chris Sabino
Title:	Commercial Loan Officer

FIRST NATIONAL BANK OF OMAHA,
as a Lender

By:	/s/ Andrew Wong
Name:	Andrew Wong
Title:	Vice President

FIRSTMERIT BANK, N.A.,
as a Lender

By:	/s/ Sherlyn Nelson
Name:	Sherlyn Nelson
Title:	Vice President

FIRST BANK OF HIGHLAND PARK,
as a Lender

By:	/s/ Martha McGuire
Name:	Martha McGuire
Title:	Executive Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Brittany Mondane
Name:	Brittany Mondane
Title:	Second Vice President

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Mark Zobel
Name:	Mark Zobel
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Flaherty
Name:	Patrick Flaherty
Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION
as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

SUNTRUST BANK,
as a Lender

By:	/s/ Lisa Garling
Name:	Lisa Garling
Title:	Portfolio Manager

TD BANK, N.A.,
as a Lender

By:	/s/ Michele Dragonetti
Name:	Michele Dragonetti
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE PRIVATEBANK & TRUST CO.,
as a Lender

By:	/s/ Chris Trimbach
Name:	Chris Trimbach
Title:	Loan Officer

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mary Ann Klemm
Name:	Mary Ann Klemm
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John D. Brady
Name:	John D. Brady
Title:	Managing Director

AGRIBANK, FCB,
as a Voting Participant

By:	/s/ Barbara Kay Stille
Name:	Barbara Kay Stille
Title:	Senior Vice President & General Counsel

BADGERLAND FINANCIAL, FLCA,
as a Voting Participant

By:	/s/ Anthony G. Endres
Name:	Anthony G. Endres
Title:	Assistant Vice President-Capital Markets

CAPITAL FARM CREDIT,
as a Voting Participant

By:	/s/ Donald L Palm
Name:	Donald L. Palm
Title:	SVP Capital Markets

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT MID-AMERICA, FLCA,
as a Voting Participant

By:	/s/ Ralph M. Bowman
Name:	Ralph M. Bowman
Title:	Vice President Capital Markets

FARM CREDIT OF CENTRAL FLORIDA, ACA,
as a Voting Participant

By:	/s/ Craig A. Register
Name:	Craig A. Register
Title:	Executive Vice President

FARM CREDIT EAST, ACA,
as a Voting Participant

By:	/s/ Eric W. Pohlman
Name:	Eric W. Pohlman
Title:	Vice President

FARM CREDIT WEST, FCLA,
as a Voting Participant

By:	/s/ Rob Stornetta
Name:	Rob Stornetta
Title:	Vice President

FIRST SOUTH FARM CREDIT, ACA,
as a Voting Participant

By:	/s/ John W. Hurt
Name:	John W. Hurt
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Randy Stee
Name:	Randy Stee
Title:	EVP, Chief Sales and Marketing Officer

LONESTAR AGCREDIT FLCA,
as a Voting Participant

By:	/s/ Jim Bob Reynolds
Name:	Jim Bob Reynolds
Title:	Chief Lending Officer

MIDATLANTIC FARM CREDIT, ACA agent/nominee for its wholly owned subsidiary, MidAtlantic Farm Credit, FLCA, as a Voting Participant

By:	/s/ James E. May
Name:	James E. May
Title:	Vice President

Northwest Farm Credit Services, FCLA, as a Voting Participant

By:	/s/ Jeremy A. Roewe
Name:	Jeremy A. Roewe
Title:	Vice President

UNITED FCS, FLCA D/B/A FCS COMMERCIAL FINANCE GROUP,
as a Voting Participant

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT